EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 10, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-12881) and related Prospectus of Loehmann's, Inc. dated October 11, 1996.



                                             ERNST & YOUNG LLP
New York, New York
October 11, 1996